SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): October 22, 2001


                         HEALTHY PLANET PRODUCTS, INC.
                ---------------------------------------------------
                Exact Name of Registrant as Specified in Its Charter

                                 Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       1-13048                                       92-2601764
 ----------------------                     ----------------------------------
(Commission File Number)                   (IRS Employer Identification Number)


  1700 Corporate Circle Petaluma, CA                         94954
---------------------------------------                     --------
(Address of Principal Executive Offices)                    Zip Code

                               (707) 778-2280
             ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                   N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)












                                                                Page 1 of 2


5. Other Events

    On October 22, 2001, Donald L. Beckman returned to Healthy Planet Products, Inc. (the "Company"), assuming the position of Vice President Sales for the East Coast. Previously, Mr. Beckman had served as Executive Vice President and Chief Operating Officer of the Company. Mr. Beckman joins Kevin Block who also returned to the Company on October 22, 2001, having been named Vice President Sales for the West Coast. Mr. Block had previously been a regional area sales manager for the Company. They replace M. Scott Foster who had resigned from his position as Vice President Sales.



                             SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTHY PLANET PRODUCTS, INC.


Dated: October 25, 2001                   By /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Secretary




























                                                                    Page 2 of 2